UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21989

AllianzGI Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2015

Date of reporting period:	January 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2-3	Letter from Chairman of the Board & President
4-7	Fund Insights
8-9	Performance & Statistics
10-29	Schedules of Investments
30	Statements of Assets and Liabilities
31	Statements of Operations
32	Statements of Changes in Net Assets
33	Statement of Cash Flows
34-45	Notes to Financial Statements
46-47	Financial Highlights
48	Report of Independent Registered Public Accounting Firm
49	Tax Information
50	Annual Shareholder Meeting Results/Changes to Board of Trustees
51	Proxy Voting Policies & Procedures
52-54	Privacy Policy
55-56	Dividend Reinvestment Plan
57-58	Board of Trustees
59	Fund Officers

January 31, 2015 | Annual Report 1

Letter from Chairman of the Board & President

Dear Shareholder:

Despite a period of weakness in early 2014, the US economy continued to expand as the 12-month fiscal reporting period ended January 31, 2015 progressed. Against this backdrop, longer-term bond yields declined and US equities generated strong returns.

12 Months in Review through January 31, 2015

For the 12-month reporting period ended January 31, 2015:

¡            AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned 2.78% on net asset value (“NAV”) and declined 1.75% on market price.

¡            AllianzGI Equity & Convertible Income Fund returned 7.59% on NAV and gained 14.07 % on market price.

During the reporting period, the Russell 3000 Index, a broad measure of US stock market performance, increased 12.99%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, rose 12.93%; and the Russell 1000 Growth Index, a measure of growth style stocks, advanced 14.59%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned 6.77%.

Hans W. Kertess Chairman Julian Sluyters President & CEO

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, contracted at an annual pace of 2.1% during the first quarter of 2014. However, the economy quickly regained its footing, as GDP grew at an annual pace of 4.6% and 5.0% during the second and third quarters, respectively. Economic growth then moderated, as the US Commerce Department’s second estimate for fourth quarter GDP was a 2.2% annualized expansion.

While the Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period, it started to take actions to transition to a more normalized stance. As telegraphed by the Fed, in October 2014 the central bank announced that its asset purchase program had concluded. At its meeting in January 2015, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

2 Annual Report | January 31, 2015

Outlook

The headwinds facing the US economy during the first part of 2014 have lifted and data generally points to solid growth. Unemployment at the end of the fiscal reporting period was sharply lower than when it began and recent job reports showed that the quality of jobs is improving. Looking ahead, we believe that improvements in wage growth and job quality should continue. Numerous companies are also reporting increased productivity, which typically pushes them to boost spending. Furthermore, we believe lower oil prices will be a net positive for the US economy.

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Still, there are several potential issues worth noting, including the impact of the rising dollar for US manufacturing and exports. We are also keeping a watchful eye on the potential impact of slowing global growth, especially in China. We will continue to closely monitor how economic progress unfolds in 2015. In the meantime, we expect to see periods of market volatility as investors react to data and expectations on when Fed tightening will begin.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

January 31, 2015 | Annual Report 3

Fund Insights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund/AllianzGI Equity & Convertible Income Fund

January 31, 2015 (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund Fund Insights

For the period of February 1, 2014 through January 31, 2015 as provided by Ben Fischer, CFA, Portfolio Manager.

For the twelve month period ended January 31, 2015, AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned 2.78% on Net Asset Value (“NAV”) and -1.75% on market price.

Market Environment

US equity investors experienced a period of double-digit returns for the one-year period ended January 31, 2015 as record cash flow, positive earnings and low interest rates helped support stocks. The stock market rebounded sharply in October after falling over 7% during a stretch of apprehensiveness which included an Ebola outbreak. The October employment report helped jolt the rebound as unemployment fell to 5.8%, the lowest level in five years. Within the Russell family of indices, results were positive across the market capitalization spectrums. However, larger capitalization stocks outperformed smaller capitalization names, with the Russell 1000 Index climbing 13.8% while the Russell 2000 Index gained just 4.4%. Within the Russell 1000 Value, dividend-paying securities fell behind non-dividend payers by over four percentage points for the trailing twelve-month period. The benchmark’s strong absolute return over the period was marked by high dispersion among sector returns. Divergent market performance over the period was tied, in part, to a sizeable drop in oil prices. At the biannual meeting of OPEC nations on November 27, cartel members voted against production cuts despite a worsening supply glut and weakening demand. The move sent US crude oil to a five-year low of $53/barrel, down 46% for the year. Companies in the Russell 1000 Value Energy sector participated in the sell-off dipping -6%, while the Utilities, Health Care and Information Technology sectors appreciated 23% or more over the period.

Several factors influenced the convertible market in the reporting period, including falling oil prices, economic data, increased market volatility and the Fed outlook.

One of the most influential factors impacting the convertible market was the drop in oil prices. Energy captured the attention of all investors in the second half of reporting period, and it constitutes approximately 7% of the convertible market as of year-end. Investors sold energy-related issuers with little regard to quality. Despite the move lower in energy-related issuers, the overall convertible market held up well during the period.

Another factor that influenced convertible markets was the ongoing trend in economic statistics. Throughout the period, both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data were mixed, many were positive, including employment and the

4 Annual Report | January 31, 2015

Fund Insights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund/AllianzGI Equity & Convertible Income Fund

January 31, 2015 (unaudited)

ISM Manufacturing Index. In our view, these trends help confirm the prospects for the continued low default rate for convertible bonds.

Volatility appears to be a constant reminder of the changes in the market dynamics. Pressure on banks and market makers, both regulatory and by their own design, to reduce inventory risk has increased the impact of buying and selling interest on pricing. For managers, this added complexity to trading, resulting in more pressure on the market. Mutual fund flow data, news releases, external forces and equity volatility have all created more day-to-day volatility than typically seen historically, which can be unsettling for investors. However, absent a material change in the credit environment, this volatility also creates tremendous opportunity for investors.

Finally, global central banks have continued to be generally accommodative, and the US Fed governors’ comments have maintained a dovish stance. The view of when the Fed will begin to tighten flip-flopped from sooner to later several times throughout 2014. Investors need to focus on the fact that the Fed will tighten only in response to a more robust economy that includes a more constructive outlook for corporate profits and low defaults.

New convertible issuance remained strong in 2014 at just under $50 billion. This compares to roughly $45 billion in redemptions. All told, 2014 was the first year the convertible market grew since 2007.

Portfolio Specifics

In the equity sleeve, negative stock selection and sector allocation detracted from relative returns during the trailing twelve-month period. Selection was strong across the Industrials, Consumer Staples and Information Technology sectors. However, that positive impact was overwhelmed by poor selection in the Materials, Consumer Discretionary and Health Care sectors. Overweight positions in the Energy and Materials sectors, as well as an underweight in Consumer Staples, dampened performance over the reporting period. Within the Russell 1000 Value Index, Energy and Materials were the two weakest-performing sectors, down -6% and up +6%, respectively. Conversely, an underweight in Industrials and overweight positions in the Health Care and Information Technology sectors aided relative results. After Utilities, which posted a 27% gain, Health Care and Information Technology were the two best-performing sectors in the Russell 1000 Value Index.

In the convertibles sleeve, sector allocations that helped relative performance in the period included Industrials and Consumer Staples. In Industrials, an underweight and positive security selection benefited the Fund. Relative outperformance in Consumer Staples was a source of strength. In contrast, exposure to the Technology, Health Care and Materials sectors weighed on relative returns. All of the aforementioned sectors exhibited weaker issue-specific performance. In addition, an underweight in Health Care and an overweight in Materials detracted.

January 31, 2015 | Annual Report 5

Fund Insights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund/AllianzGI Equity & Convertible Income Fund

January 31, 2015 (unaudited)

In the equity option sleeve, calls written on the Financials sector aided the relative returns in the period. However, periods of strong, sustained equity performance like we’ve seen over the last year, particularly in the Information Technology and Consumer Discretionary sectors, made it difficult to retain option premium.

AllianzGI Equity & Convertible Income Fund Fund Insights

For the period February 1, 2014 through January 31, 2015 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the twelve month period ended January 31, 2015, AllianzGI Equity & Convertible Income Fund (the “Fund”) returned 7.59% on NAV and 14.07% on market price.

Market Environment

Several factors influenced equities and convertible bonds in the reporting period, including falling oil prices, economic data, increased market volatility and the Fed outlook.

One of the most significant influential factors in the second half of 2014 was the drop in oil prices. Energy captured the attention of all investors, and it constitutes approximately 7% of the convertible market and 5% of the Russell 1000 Growth market as of year-end. Investors sold energy-related companies throughout the year with little regard to quality. Despite the move lower in energy stocks, the overall equity and convertible markets held up well.

Another factor that influenced the equity and convertible markets was the ongoing trend in economic statistics. In the reporting period, both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data were mixed, many were positive, including employment and the ISM Manufacturing index.

Volatility appears to be a constant reminder of the changes in the market dynamics. Pressure on banks and market makers, both regulatory and by their own design, to reduce inventory risk has increased the impact of buying and selling interest on pricing. For managers, this added complexity to trading, resulting in more pressure on the market. Mutual fund flow data, news releases, external forces and equity volatility have all created more day-to-day volatility than typically seen historically, which can be unsettling for investors. However, absent a material change in the credit environment, this volatility also creates tremendous opportunity for investors.

Finally, global central banks have continued to be generally accommodative, and the US Fed governors’ comments have maintained a dovish stance. The view of when the Fed will begin to tighten flip-flopped from sooner to later several times in the period and throughout 2014. Investors need to focus on the fact that the Fed will tighten only in response to a more robust economy, and that includes a more constructive outlook for corporate profits and low defaults.

6 Annual Report | January 31, 2015

Fund Insights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund/AllianzGI Equity & Convertible Income Fund

January 31, 2015 (unaudited)

Against this backdrop, the Chicago Board Options Exchange Volatility Index (VIX) started the period at 18.4 and spiked to the year’s high near 30.0 in mid-October. After grinding back to 12 at the beginning of December, volatility spiked and remained elevated concurrent with a fluctuating stock market, lower crude oil prices and overseas macro-related headlines.

Portfolio Specifics

The Fund’s overall return was consistent with the combined performance of the underlying asset classes.

In the equity sleeve, stock picking was strongest in Utilities, Consumer Staples and Consumer Discretionary followed by company specific outperformance in other sectors. Conversely, security selection in the Industrials, Materials and Health Care sectors hampered performance.

In the convertibles sleeve, the Fund benefited from stronger issuer-specific returns in Industrials, Consumer Staples and Energy followed by Financials. In contrast, an underweight in Health Care and an overweight in Energy in addition to weaker relative returns in Materials hindered relative performance.

Individual stock implied volatilities were generally higher than market and moved with the overall VIX trend line over the period. During the second half of the year, single stock option premia was retained on many of the open positions, while the higher equity prices forced in-the-money option positions to be actively managed to allow the underlying equity position to participate to higher levels.

January 31, 2015 | Annual Report 7

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-1.75%	2.78%
5 Year	11.77%	8.88%
Commencement of Operations (2/28/05) to 1/31/15	4.27%	4.99%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/28/05) to 1/31/15	Market Price	$15.88
	NAV	$16.95
NAV	Discount to NAV	(6.31)%
Market Price	Market Price Yield(2)	4.09%

8 Annual Report | January 31, 2015

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	14.07%	7.59%
5 Year	11.98%	11.16%
Commencement of Operations (2/27/07) to 1/31/15	5.09%	6.33%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (2/27/07) to 1/31/15	Market Price	$20.01
	NAV	$22.13
NAV	Discount to NAV	(9.58)%
Market Price	Market Price Yield(2)	7.60%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net capital gains, if any) payable to shareholders by the market price per share at January 31, 2015.

January 31, 2015 | Annual Report 9

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015

Shares		Value
Common Stock – 71.9%
	Aerospace & Defense – 1.5%
150,000	Northrop Grumman Corp. (a)	$23,542,500
	Automobiles – 3.5%
3,516,848	Ford Motor Co. (a)	51,732,834
144,179	General Motors Co.	4,703,119
		56,435,953
	Banks – 5.5%
1,300,000	Fifth Third Bancorp	22,490,000
300,000	PNC Financial Services Group, Inc. (a)	25,362,000
767,000	Wells Fargo & Co. (a)	39,822,640
		87,674,640
	Capital Markets – 1.5%
200,000	Ameriprise Financial, Inc. (a)	24,988,000
	Chemicals – 1.5%
267,600	Dow Chemical Co.	12,084,816
163,900	EI du Pont de Nemours & Co.	11,671,319
		23,756,135
	Communications Equipment – 1.5%
830,900	Cisco Systems, Inc. (a)	21,906,679
24,500	Harris Corp.	1,644,685
		23,551,364
	Consumer Finance – 1.3%
1,100,000	Navient Corp. (a)	21,714,000
	Diversified Financial Services – 3.6%
455,200	Citigroup, Inc. (a)	21,371,640
659,100	JPMorgan Chase & Co. (a)	35,841,858
		57,213,498
	Diversified Telecommunication Services – 4.6%
1,534,000	AT&T, Inc. (a)	50,499,280
522,500	Verizon Communications, Inc.	23,883,475
		74,382,755
	Electric Utilities – 1.0%
250,000	American Electric Power Co., Inc.	15,702,500
	Food & Staples Retailing – 1.1%
200,000	Wal-Mart Stores, Inc.	16,996,000
	Food Products – 0.2%
39,038	Bunge Ltd.	3,495,072
	Health Care Equipment & Supplies – 3.1%
705,800	Baxter International, Inc. (a)	49,624,798
	Health Care Providers & Services – 1.5%
181,400	Anthem, Inc. (a)	24,481,744
	Industrial Conglomerates – 2.0%
1,353,217	General Electric Co. (a)	32,328,354

10 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Shares		Value
	Insurance – 5.1%
57,396	American International Group, Inc.	$2,804,943
800,000	MetLife, Inc. (a)	37,200,000
300,000	The Allstate Corp. (a)	20,937,000
200,000	The Travelers Cos, Inc. (a)	20,564,000
		81,505,943
	IT Services – 1.3%
83,784	Unisys Corp. (b)	1,837,383
1,450,000	Xerox Corp. (a)	19,096,500
		20,933,883
	Leisure Products – 1.3%
796,100	Mattel, Inc.	21,415,090
	Metals & Mining – 1.4%
1,206,200	Freeport-McMoRan Copper & Gold, Inc.	20,276,222
1,753,740	Thompson Creek Metals Co., Inc. (b)	2,244,787
		22,521,009
	Multiline Retail – 1.6%
414,300	Macy’s, Inc. (a)	26,465,484
	Multi-Utilities – 2.9%
515,500	Ameren Corp.	23,341,840
530,000	Public Service Enterprise Group, Inc.	22,620,400
		45,962,240
	Oil, Gas & Consumable Fuels – 9.8%
79,781	Apache Corp.	4,991,897
101,840	California Resources Corp. (b)	521,421
200,000	Chevron Corp. (a)	20,506,000
650,000	ConocoPhillips (a)	40,937,000
151,233	Occidental Petroleum Corp.	12,098,640
450,500	Royal Dutch Shell PLC, Class A, ADR	27,683,225
307,237	Sasol Ltd., ADR	11,392,348
779,100	Total SA, ADR	40,131,441
		158,261,972
	Paper & Forest Products – 1.4%
425,000	International Paper Co. (a)	22,380,500
	Pharmaceuticals – 8.2%
656,900	GlaxoSmithKline PLC, ADR (a)	28,903,600
200,000	Johnson & Johnson (a)	20,028,000
400,000	Merck & Co., Inc. (a)	24,112,000
800,000	Pfizer, Inc. (a)	25,000,000
582,342	Teva Pharmaceutical Industries Ltd., ADR (a)	33,111,966
		131,155,566
	Road & Rail – 1.2%
184,100	Norfolk Southern Corp. (a)	18,772,677
	Semiconductors & Semiconductor Equipment – 1.4%
700,000	Intel Corp. (a)	23,128,000

January 31, 2015 | Annual Report 11

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Shares		Value
	Software – 2.9%
770,000	CA, Inc. (a)	$23,331,000
950,400	Symantec Corp.	23,541,408
		46,872,408
Total Common Stock (cost-$1,068,284,620)		1,155,262,085

Principal Amount (000s)
Convertible Bonds & Notes – 17.8%
	Automobiles – 0.4%
$7,500	Tesla Motors, Inc., 0.25%, 3/1/19	6,656,250
	Biotechnology – 1.1%
2,265	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	2,852,484
3,500	Cepheid, 1.25%, 2/1/21 (c)(d)	3,847,813
4,000	Emergent Biosolutions, Inc., 2.875%, 1/15/21 (c)(d)	4,602,500
3,585	Incyte Corp., 0.375%, 11/15/18	5,760,647
		17,063,444
	Capital Markets – 0.8%
7,580	Ares Capital Corp., 5.75%, 2/1/16	7,835,825
6,615	Walter Investment Management Corp., 4.50%, 11/1/19	4,820,681
		12,656,506
	Commercial Services – 0.1%
1,640	Cenveo Corp., 7.00%, 5/15/17	1,512,900
	Communications Equipment – 1.1%
	Ciena Corp.,
1,000	0.875%, 6/15/17	992,500
3,000	3.75%, 10/15/18 (c)(d)	3,592,500
3,000	Finisar Corp., 0.50%, 12/15/33	2,880,000
10,250	Ixia, 3.00%, 12/15/15	10,256,406
		17,721,406
	Construction Materials – 0.1%
1,005	Cemex S.A.B. de C.V., 4.875%, 3/15/15	1,013,794
	Consumer Finance – 0.6%
1,000	Encore Capital Group, Inc., 3.00%, 7/1/20	1,012,500
4,000	Ezcorp, Inc., 2.125%, 6/15/19 (c)(d)	3,480,000
5,505	PRA Group, Inc., 3.00%, 8/1/20	5,687,353
		10,179,853
	Electric Utilities – 0.2%
2,500	NRG Yield, Inc., 3.50%, 2/1/19 (c)(d)	3,012,500
	Electrical Equipment – 0.1%
1,575	SolarCity Corp., 1.625%, 11/1/19 (c)(d)	1,372,219
	Electronic Equipment, Instruments & Components – 0.2%
3,600	InvenSense, Inc., 1.75%, 11/1/18	3,447,000

12 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Principal Amount (000s)		Value
	Energy Equipment & Services – 0.5%
$2,000	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	$2,147,500
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,653,750
4,400	SEACOR Holdings, Inc., 3.00%, 11/15/28	3,982,000
		7,783,250
	Health Care Equipment & Supplies – 0.2%
1,975	Hologic, Inc., zero coupon, 12/15/43 (e)	2,242,859
1,000	NuVasive, Inc., 2.75%, 7/1/17	1,259,375
		3,502,234
	Health Care Providers & Services – 0.8%
5,000	Anthem, Inc., 2.75%, 10/15/42	9,153,125
2,200	Molina Healthcare, Inc., 1.125%, 1/15/20	2,950,750
610	Omnicare, Inc., 3.50%, 2/15/44	737,338
		12,841,213
	Health Care Technology – 0.2%
4,000	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	3,885,000
	Household Durables – 1.1%
2,510	Jarden Corp., 1.125%, 3/15/34 (c)(d)	2,884,931
2,000	KB Home, 1.375%, 2/1/19	1,870,000
3,400	Lennar Corp., 3.25%, 11/15/21 (c)(d)	6,579,000
6,500	The Ryland Group, Inc., 0.25%, 6/1/19	6,004,375
		17,338,306
	Insurance – 0.2%
4,000	HCI Group, Inc., 3.875%, 3/15/19	3,970,000
	Internet & Catalog Retail – 0.5%
3,000	Ctrip.com International Ltd., 1.25%, 10/15/18	2,951,250
5,000	Priceline Group, Inc., 0.90%, 9/15/21 (c)(d)	4,668,750
		7,620,000
	Internet Software & Services – 2.1%
5,000	Akamai Technologies, Inc., zero coupon, 2/15/19 (c)(d)	5,068,775
4,500	Blucora, Inc., 4.25%, 4/1/19	4,221,563
3,000	Dealertrack Technologies, Inc., 1.50%, 3/15/17	3,678,750
2,335	Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18 (c)(d)	2,229,925
1,000	SINA Corp., 1.00%, 12/1/18	917,500
12,530	Twitter, Inc., 0.25%, 9/15/19 (c)(d)	11,347,481
5,000	Web.com Group, Inc., 1.00%, 8/15/18	4,378,125
2,000	WebMD Health Corp., 1.50%, 12/1/20	1,972,500
		33,814,619
	IT Services – 0.0%
500	Cardtronics, Inc., 1.00%, 12/1/20	471,562
	Leisure Products – 0.1%
1,975	JAKKS Pacific, Inc., 4.875%, 6/1/20 (c)(d)	1,594,813

January 31, 2015 | Annual Report 13

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Principal Amount (000s)		Value
	Life Science Tools & Services – 0.7%
$5,500	Fluidigm Corp., 2.75%, 2/1/34	$5,823,125
	Illumina, Inc., (c)(d),
3,000	zero coupon, 6/15/19	3,393,750
2,500	0.50%, 6/15/21	2,957,812
		12,174,687
	Machinery – 1.0%
1,000	Greenbrier Cos, Inc., 3.50%, 4/1/18	1,435,625
5,020	Meritor, Inc., 7.875%, 3/1/26	7,577,063
4,500	Navistar International Corp., 4.75%, 4/15/19 (c)(d)	4,044,375
2,810	Wabash National Corp., 3.375%, 5/1/18	3,591,531
		16,648,594
	Media – 0.2%
4,000	Liberty Interactive LLC, 3.50%, 1/15/31	2,165,000
1,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19 (c)(d)	1,046,875
		3,211,875
	Oil, Gas & Consumable Fuels – 0.8%
2,000	Chesapeake Energy Corp., 2.50%, 5/15/37	1,950,000
5,500	Cobalt International Energy, Inc., 2.625%, 12/1/19	3,685,000
5,610	Goodrich Petroleum Corp., 5.00%, 10/1/32	2,075,700
9,975	Peabody Energy Corp., 4.75%, 12/15/41	4,788,000
750	Stone Energy Corp., 1.75%, 3/1/17	651,562
		13,150,262
	Personal Products – 0.2%
3,950	Herbalife Ltd., 2.00%, 8/15/19 (c)(d)	2,826,739
	Pharmaceuticals – 0.4%
1,000	Endo Health Solutions, Inc., 1.75%, 4/15/15	2,713,750
850	Pacira Pharmaceuticals, Inc., 3.25%, 2/1/19	3,682,625
		6,396,375
	Real Estate Investment Trust – 0.4%
6,000	Redwood Trust, Inc., 4.625%, 4/15/18	5,838,750
	Semiconductors & Semiconductor Equipment – 1.8%
5,000	JinkoSolar Holding Co. Ltd., 4.00%, 2/1/19 (c)(d)	4,140,625
175	Lam Research Corp., 1.25%, 5/15/18	240,734
2,000	Micron Technology, Inc., 2.375%, 5/1/32	6,117,500
4,500	NVIDIA Corp., 1.00%, 12/1/18	5,090,625
5,000	NXP Semiconductors NV, 1.00%, 12/1/19 (c)(d)	5,393,750
2,000	ON Semiconductor Corp., 2.625%, 12/15/26	2,347,500
4,000	SunEdison, Inc., 0.25%, 1/15/20 (c)(d)	3,750,000
2,000	SunPower Corp., 0.875%, 6/1/21 (c)(d)	1,757,500
		28,838,234
	Software – 1.3%
3,015	Bottomline Technologies de, Inc., 1.50%, 12/1/17	3,203,437
1,500	Citrix Systems, Inc., 0.50%, 4/15/19 (c)(d)	1,552,500

14 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Principal Amount (000s)		Value
	Software (continued)
$1,000	NetSuite, Inc., 0.25%, 6/1/18	$1,077,500
1,500	Synchronoss Technologies, Inc., 0.75%, 8/15/19	1,595,625
2,000	Take-Two Interactive Software, Inc., 1.00%, 7/1/18	2,945,000
3,230	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,044,275
7,500	Verint Systems, Inc., 1.50%, 6/1/21	8,020,313
		21,438,650
	Technology Hardware, Storage & Peripherals – 0.4%
5,660	SanDisk Corp., 0.50%, 10/15/20	6,059,738
	Thrifts & Mortgage Finance – 0.2%
1,795	Radian Group, Inc., 2.25%, 3/1/19	2,744,106
Total Convertible Bonds & Notes (cost-$311,041,372)		286,784,879

Shares
Convertible Preferred Stock – 8.1%
	Banks – 0.5%
3,525	Huntington Bancshares, Inc., 8.50% (f)	4,811,625
2,790	Wells Fargo & Co., 7.50%, Ser. L (f)	3,467,970
		8,279,595
	Diversified Financial Services – 0.6%
7,665	Bank of America Corp., 7.25%, Ser. L (f)	9,037,035
	Diversified Telecommunication Services – 0.1%
50,000	Intelsat SA, 5.75%, 5/1/16	2,190,500
	Energy Equipment & Services – 0.1%
18,650	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (g)	981,550
	Food Products – 1.2%
78,830	Bunge Ltd., 4.875%, (f)	8,734,364
15,500	Post Holdings, Inc., 2.50% (c)(d)(f)	1,437,625
183,185	Tyson Foods, Inc., 4.75%, 7/15/17	8,860,658
		19,032,647
	Health Care Providers & Services – 0.3%
40,000	Amsurg Corp., 5.25%, 7/1/17	4,640,200
	Independent Power & Renewable Electricity Producers – 0.4%
57,635	Dynegy, Inc., 5.375%, 11/1/17	5,965,223
	Insurance – 0.1%
25,000	Maiden Holdings Ltd., 7.25%, 9/15/16	1,188,750
	Machinery – 0.7%
90,000	Stanley Black & Decker, Inc., 4.75%, 11/17/15	12,015,000
	Metals & Mining – 0.6%
470,810	ArcelorMittal, 6.00%, 1/15/16	7,488,798
220,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	1,372,800
		8,861,598

January 31, 2015 | Annual Report 15

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Shares		Value
	Multi-Utilities – 1.0%
204,100	AES Trust III, 6.75%, 10/15/29	$10,353,993
121,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,283,980
		16,637,973
	Oil, Gas & Consumable Fuels – 1.3%
45,100	ATP Oil & Gas Corp., 8.00% (b)(c)(d)(f)(h)	135
99,950	Chesapeake Energy Corp., 5.00% (f)	9,520,238
36,330	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (g)	2,809,762
16,265	Energy XXI Bermuda Ltd., 5.625% (f)	836,122
119,200	Sanchez Energy Corp., 6.50% (f)	4,677,050
70,000	Southwestern Energy Co., 6.25%, 1/15/18	3,797,500
		21,640,807
	Real Estate Investment Trust – 0.7%
176,800	Alexandria Real Estate Equities, Inc., 7.00% (f)	5,153,720
39,000	American Tower Corp., 5.25%, 5/15/17	4,241,250
35,385	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	2,517,643
		11,912,613
	Specialty Retail – 0.5%
5,500	Barnes & Noble, Inc., 7.75%, 8/18/21 (c)(d)	7,811,031
Total Convertible Preferred Stock (cost-$146,383,501)		130,194,522

Principal Amount (000s)
Short-Term Investments – 2.6%
	Time Deposits – 2.6%
$34,082	Citibank-London, 0.03%, 2/2/15	34,081,615
7,033	Wells Fargo-Grand Cayman, 0.03%, 2/2/15	7,033,198
Total Short Term Investments (cost-$41,114,813)		41,114,813
Total Investments, before call options written (cost-$1,566,824,306) – 100.4%		1,613,356,299

Contracts
Call Options Written (b) – (0.4)%
	Consumer Discretionary Select Sector SPDR Index, (ASE),
4,500	strike price $72, expires 3/6/15	(339,750)
6,500	strike price $72, expires 3/13/15	(559,000)
5,000	strike price $72, expires 3/20/15	(500,000)
6,000	strike price $74, expires 2/20/15	(57,000)
	KBW Bank Index, (PHL),
6,000	strike price $69, expires 3/20/15	(510,000)
6,000	strike price $74, expires 2/20/15	(555,000)
5,500	strike price $77.50, expires 2/20/15	(440,000)

16 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

Contracts		Value
	NASDAQ 100 Index, (CBOE),
80	strike price $4280, expires 3/20/15	$(408,000)
90	strike price $4325, expires 2/20/15	(88,650)
85	strike price $4325, expires 3/6/15	(193,375)
	Philadelphia Oil Services Sector Flex Index, (CBOE),
1,800	strike price $230, expires 2/6/15	–
	Philadelphia Oil Services Sector Index, (PHL),
2,000	strike price $210, expires 3/20/15	(680,000)
1,800	strike price $230, expires 2/20/15	(472,500)
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
5,500	strike price $70.50, expires 3/6/15	(409,083)
5,000	strike price $74, expires 2/6/15	(541)
5,000	strike price $76, expires 2/13/15	(5,142)
	Standard & Poor’s 500 Index, (CBOE),
200	strike price $2050, expires 3/20/15	(433,000)
200	strike price $2075, expires 3/6/15	(168,000)
200	strike price $2080, expires 2/6/15	(5,000)
200	strike price $2080, expires 3/13/15	(188,000)
200	strike price $2090, expires 2/20/15	(35,000)
200	strike price $2100, expires 2/6/15	(1,500)
200	strike price $2110, expires 2/6/15	(4,500)
200	strike price $2110, expires 2/13/15	(7,000)
200	strike price $2115, expires 2/13/15	(5,000)
Total Call Options Written (premiums received-$11,609,448)		(6,065,041)
Total Investments, net of call options written (cost-$1,555,214,858) – 100.0%		1,607,291,258
Other liabilities in excess of other assets – (0.0)%		(573,150)
Net Assets – 100.0%		$1,606,718,108

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(b)         Non-income producing.

(c)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $94,393,924, representing 5.9% of net assets.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)           Perpetual maturity. The date shown, if any, is the next call date.

(g)          Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(h)         In default.

January 31, 2015 | Annual Report 17

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

(i)  Transactions in call options written for the year ended January 31, 2015:

	Contracts	Premiums
Options outstanding, January 31, 2014	42,500	$11,202,100
Options written	380,370	91,087,218
Options terminated in closing transactions	(151,685)	(42,640,237)
Options expired	(194,975)	(44,474,234)
Options exercised	(13,555)	(3,565,399)
Options outstanding, January 31, 2015	62,655	$11,609,448

(j)  Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/15
Investments in Securities – Assets
Common Stock	$1,155,262,085	$–	$–	$1,155,262,085
Convertible Bonds & Notes	–	286,784,879	–	286,784,879
Convertible Preferred Stock:
Banks	3,467,970	4,811,625	–	8,279,595
Energy Equipment & Services	–	–	981,550	981,550
Food Products	17,595,022	1,437,625	–	19,032,647
Health Care Providers & Services	–	4,640,200	–	4,640,200
Metals & Mining	1,372,800	7,488,798	–	8,861,598
Oil, Gas & Consumable Fuels	3,797,500	15,033,545	2,809,762	21,640,807
Real Estate Investment Trust	7,671,363	4,241,250	–	11,912,613
Specialty Retail	–	7,811,031	–	7,811,031
All Other	47,034,481	–	–	47,034,481
Short-Term Investments	–	41,114,813	–	41,114,813
	1,236,201,221	373,363,766	3,791,312	1,613,356,299
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(5,650,275)	$(414,766)	$–	$(6,065,041)
Totals	$1,230,550,946	$372,949,000	$3,791,312	$1,607,291,258

At January 31, 2015, a security valued at $4,811,625 was transferred from Level 1 to Level 2. This transfer was the result of a security with an exchange-traded closing price at January 31, 2014, which was not available at January 31, 2015.

At January 31, 2015, a security valued at $2,190,500 was transferred from Level 2 to Level 1. This transfer was the result of a security with an exchange-traded closing price at January 31, 2015, which was not available at January 31, 2014.

18 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2015 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2015, was as follows:

	Beginning Balance 1/31/14	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/15
Investments in Securities – Assets
Convertible Preferred Stock:
Biotechnology	$10,731,463	$–	$(10,382,652)	–	$1,440,130	$(1,788,941)	–	–	$–
Energy Equipment & Services	–	1,159,844	–	–	–	(178,294)	–	–	981,550
Insurance	5,575,655	–	(5,793,384)	–	81,382	136,347	–	–	–
Oil, Gas & Consumable Fuels	–	3,456,799	–	–	–	(647,037)	–	–	2,809,762
Totals	$16,307,118	$4,616,643	$(16,176,036)	–	$1,521,512	$(2,477,925)	–	–	$3,791,312

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2015:

	Ending Balance at 1/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$3,791,312	Third-Party Pricing Vendor	Single Broker Quote	$52.63 – $77.34

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2015 was $(825,331). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(k)  The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at January 31, 2015:

Location	Market Price
Liability derivatives:
Call options written, at value	$(6,065,041)

The effect of derivatives on the Fund’s Statement of Operations for the year ended January 31, 2015:

Location	Market Price
Net realized loss on:
Call options written	$(12,614,618)
Net change in unrealized appreciation/depreciation of:
Call options written	$(996,523)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended January 31, 2015 was 51,288 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
PHL	-	Philadelphia Stock Exchange
REIT	-	Real Estate Investment Trust
SPDR	-	Standard & Poor’s Depository Receipts

January 31, 2015 | Annual Report 19

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015

Shares		Value
Common Stock – 67.2%
	Aerospace & Defense – 1.9%
39,800	Boeing Co. (a)	$5,785,726
142,400	Textron, Inc. (a)	6,060,544
		11,846,270
	Auto Components – 1.5%
197,600	Johnson Controls, Inc.	9,182,472
	Automobiles – 1.8%
547,300	Ford Motor Co.	8,050,783
81,109	General Motors Co.	2,645,776
		10,696,559
	Banks – 1.6%
111,731	Citigroup, Inc.	5,245,770
82,000	Wells Fargo & Co.	4,257,440
		9,503,210
	Beverages – 2.9%
205,700	Coca-Cola Co. (a)	8,468,669
101,300	PepsiCo, Inc. (a)	9,499,914
		17,968,583
	Biotechnology – 2.9%
46,400	Amgen, Inc. (a)	7,064,864
103,600	Gilead Sciences, Inc. (a)(b)	10,860,388
		17,925,252
	Chemicals – 0.9%
47,600	Monsanto Co.	5,615,848
	Communications Equipment – 2.5%
108,600	Harris Corp.	7,290,318
128,100	Qualcomm, Inc.	8,001,126
		15,291,444
	Computers & Peripherals – 1.5%
341,500	EMC Corp.	8,855,095
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	814,568
	Diversified Telecommunications Services – 1.3%
170,800	Verizon Communications, Inc.	7,807,268
	Electric Utilities – 1.5%
68,057	Entergy Corp.	5,955,668
97,185	Exelon Corp.	3,502,547
		9,458,215
	Electronic Equipment, Instruments & Components – 1.9%
212,400	Amphenol Corp., Class A	11,408,004

20 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Shares		Value
	Energy Equipment & Services – 1.8%
78,600	Diamond Offshore Drilling, Inc.	$2,478,258
53,600	National Oilwell Varco, Inc.	2,917,448
72,000	Schlumberger Ltd.	5,932,080
		11,327,786
	Food & Staples Retailing – 3.3%
46,900	Costco Wholesale Corp. (a)	6,706,231
116,900	Kroger Co.	8,071,945
74,100	Walgreens Boots Alliance, Inc.	5,464,875
		20,243,051
	Health Care Equipment & Supplies – 2.3%
126,700	Baxter International, Inc.	8,908,277
10,600	Intuitive Surgical, Inc. (b)	5,241,488
		14,149,765
	Health Care Providers & Services – 1.7%
49,900	McKesson Corp.	10,611,235
	Hotels, Restaurants & Leisure – 2.5%
88,100	McDonald’s Corp.	8,143,964
83,600	Starbucks Corp.	7,317,508
		15,461,472
	Household Products – 1.4%
102,600	Procter & Gamble Co.	8,648,154
	Industrial Conglomerates – 1.9%
13,100	3M Co.	2,126,130
388,085	General Electric Co.	9,271,351
		11,397,481
	Insurance – 1.6%
21,129	American International Group, Inc.	1,032,574
46,000	Genworth Financial, Inc., Class A (b)	321,080
105,300	Prudential Financial, Inc.	7,990,164
19,230	XL Group PLC, Class A	663,243
		10,007,061
	Internet & Catalog Retail – 1.0%
17,500	Amazon.com, Inc. (b)	6,204,275
	Internet Software & Services – 3.0%
26,800	Alibaba Group Holding Ltd., ADR (a)(b)	2,387,344
56,700	Facebook, Inc., Class A (a)(b)	4,304,097
	Google, Inc. (b),
10,800	Class A	5,805,540
10,800	Class C	5,772,816
		18,269,797
	IT Services – 2.1%
42,400	International Business Machines Corp.	6,500,344
26,100	Visa, Inc., Class A	6,653,151
		13,153,495

January 31, 2015 | Annual Report 21

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Shares		Value
	Machinery – 3.2%
170,200	AGCO Corp.	$7,376,468
94,500	Deere & Co.	8,050,455
96,200	Joy Global, Inc.	4,034,628
		19,461,551
	Media – 1.7%
97,400	Comcast Corp., Class A (a)	5,176,323
60,600	The Walt Disney Co. (a)	5,512,176
		10,688,499
	Metals & Mining – 0.4%
155,800	Freeport-McMoRan Copper & Gold, Inc.	2,618,998
	Multiline Retail – 1.4%
115,600	Target Corp.	8,509,316
	Oil, Gas & Consumable Fuels – 2.6%
29,155	Apache Corp.	1,824,228
83,400	Occidental Petroleum Corp.	6,672,000
116,900	Peabody Energy Corp.	728,287
127,700	Valero Energy Corp.	6,752,776
		15,977,291
	Pharmaceuticals – 2.2%
32,000	AbbVie, Inc.	1,931,200
161,900	Bristol-Myers Squibb Co. (a)	9,757,713
26,846	Teva Pharmaceutical Industries Ltd., ADR	1,526,464
		13,215,377
	Road & Rail – 0.7%
34,700	Union Pacific Corp. (a)	4,067,187
	Semiconductors & Semiconductor Equipment – 3.3%
289,300	Intel Corp.	9,558,472
196,200	Texas Instruments, Inc.	10,486,890
		20,045,362
	Software – 3.4%
281,700	Microsoft Corp.	11,380,680
230,000	Oracle Corp.	9,634,700
		21,015,380
	Specialty Retail – 1.3%
73,400	Home Depot, Inc.	7,664,428
	Technology Hardware, Storage & Peripherals – 2.1%
110,600	Apple, Inc. (a)	12,957,896
Total Common Stock (cost-$471,532,700)		412,067,645
Convertible Preferred Stock – 24.7%
	Aerospace & Defense – 0.9%
88,250	United Technologies Corp., 7.50%, 8/1/15	5,289,705
	Automobiles – 0.9%
169,000	The Goldman Sachs Group, Inc., 8.00%, 12/17/15 (General Motors) (c)	5,464,615

22 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Shares		Value
	Banks – 2.5%
3,050	Huntington Bancshares, Inc., 8.50% (d)	$4,163,250
337,500	JPMorgan Chase & Co., 8.00%, 9/18/15 (Bank of America) (c)	5,092,875
5,000	Wells Fargo & Co., 7.50%, Ser. L (d)	6,215,000
		15,471,125
	Diversified Financial Services – 0.9%
4,825	Bank of America Corp., 7.25%, Ser. L (d)	5,688,675
	Electric Utilities – 0.9%
105,000	Exelon Corp., 6.50%, 6/1/17	5,497,800
	Energy Equipment & Services – 1.0%
112,460	Credit Suisse, 8.00%, 3/5/15 (Baker Hughes) (c)	5,918,770
	Food Products – 2.2%
48,800	Bunge Ltd., 4.875% (d)	5,407,040
61,500	Tyson Foods, Inc., 4.75%, 7/15/17	2,974,755
111,900	Wells Fargo & Co., 8.00%, 8/28/15 (Archer-Daniels-Midland Co.) (c)	5,164,185
		13,545,980
	Health Care Equipment & Supplies – 0.6%
51,500	Credit Suisse AG, 8.00%, 6/23/15 (Medtronic, Inc.) (c)	3,406,725
	Health Care Providers & Services – 1.0%
107,100	JPMorgan Chase & Co., 8.00%, 5/5/15 (HCA Holdings, Inc.) (c)	6,385,302
	Internet Software & Services – 0.7%
103,435	Barclays Bank PLC, 8.00%, 10/28/15 (Twitter, Inc.) (c)	4,518,041
	Machinery – 1.1%
	Stanley Black & Decker, Inc.,
25,400	4.75%, 11/17/15	3,390,900
29,415	6.25%, 11/17/16	3,384,784
		6,775,684
	Metals & Mining – 0.6%
178,300	ArcelorMittal, 6.00%, 1/15/16	2,836,075
161,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	1,004,640
		3,840,715
	Multiline Retail – 1.0%
95,000	The Goldman Sachs Group, Inc., 8.00%, 1/14/16 (Macy’s, Inc.) (c)	6,190,580
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	2,975,314
	Oil, Gas & Consumable Fuels – 1.3%
25,000	ATP Oil & Gas Corp., 8.00% (b)(d)(e)(f)(g)	75
34,050	Chesapeake Energy Corp., 5.00% (d)	3,243,262
59,825	Credit Suisse, 8.00%, 3/5/15 (Occidental Petroleum Corp.) (c)	4,626,866
		7,870,203
	Pharmaceuticals – 1.8%
36,655	Bank of America Corp., 8.00%, 2/10/15 (Allergan, Inc.) (c)	6,162,805
111,040	JPMorgan Chase & Co., 8.00%, 4/30/15 (Mylan, Inc.) (c)	5,212,218
		11,375,023

January 31, 2015 | Annual Report 23

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Shares		Value
	Real Estate Investment Trust – 2.9%
131,200	Alexandria Real Estate Equities, Inc., 7.00% (d)	$3,824,480
98,900	FelCor Lodging Trust, Inc., 1.95%, Ser. A (d)	2,506,126
75,000	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (d)	5,336,250
103,455	Weyerhaeuser Co., 6.375%, 7/1/16	5,971,423
		17,638,279
	Semiconductors & Semiconductor Equipment – 1.6%
68,000	Barclays Bank PLC, 8.00%, 11/9/15 (Lam Research Corp.) (c)	5,088,440
173,000	Wells Fargo & Co., 8.00%, 6/18/15 (Micron Technology, Inc.) (c)	4,869,950
		9,958,390
	Specialty Retail – 1.2%
5,000	Barnes & Noble, Inc., 7.75%, 8/18/21 (e)(f)	7,100,938
	Technology Hardware, Storage & Peripherals – 1.1%
9,325	Bank of America Corp., 8.00%, 5/12/15 (Apple, Inc.) (c)	6,704,115
Total Convertible Preferred Stock (cost-$159,558,141)		151,615,979

Principal Amount (000s)
Convertible Bonds & Notes – 6.7%
	Automobiles – 0.5%
$27,250	Fiat Chrysler, 7.875%, 12/15/16	3,196,970
	Capital Markets – 1.2%
2,900	Ares Capital Corp., 5.75%, 2/1/16	2,997,875
3,370	BGC Partners, Inc., 4.50%, 7/15/16	3,544,819
1,200	Walter Investment Management Corp., 4.50%, 11/1/19	874,500
		7,417,194
	Construction Materials – 0.6%
3,375	Cemex S.A.B. de C.V., 4.875%, 3/15/15	3,404,531
	Diversified Telecommunications Services – 0.3%
920	Level 3 Communications, Inc., 7.00%, 3/15/15	1,665,775
	Electrical Equipment – 0.2%
1,200	SolarCity Corp., 1.625%, 11/1/19 (e)(f)	1,045,500
	Hotels, Restaurants & Leisure – 0.5%
2,995	MGM Resorts International, 4.25%, 4/15/15	3,287,012
	Internet Software & Services – 0.2%
1,400	Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18 (e)(f)	1,337,000
	Machinery – 1.5%
3,315	Greenbrier Cos, Inc., 3.50%, 4/1/18	4,759,097
	Meritor, Inc.,
3,000	4.625%, 3/1/26 (h)	3,037,500
1,000	7.875%, 3/1/26	1,509,375
		9,305,972
	Media – 0.5%
6,200	Liberty Interactive LLC, 3.50%, 1/15/31	3,355,750

24 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 0.4%
	Cobalt International Energy, Inc.,
$1,750	2.625%, 12/1/19	$1,172,500
1,550	3.125%, 5/15/24	1,117,937
		2,290,437
	Software – 0.5%
3,125	TeleCommunication Systems, Inc., 7.75%, 6/30/18	2,945,313
	Thrifts & Mortgage Finance – 0.0%
200	MGIC Investment Corp., 5.00%, 5/1/17	222,500
	Tobacco – 0.3%
1,700	Vector Group Ltd., 1.75%, 4/15/20	1,820,063
Total Convertible Bonds & Notes (cost-$40,121,146)		41,294,017

Units
Warrants (b) – 0.1%
11,116	General Motors Co., expires 7/10/16 (cost-$775,632)	213,761

Principal Amount (000s)
Short-Term Investment – 1.3%
	Time Deposit – 1.3%
$7,834	Wells Fargo-Grand Cayman, 0.03%, 2/2/15 (cost-$7,833,597)	7,833,597
Total Investments, before call options written (cost-$679,821,216) – 100.0%		613,024,999

Contracts
Call Options Written (b) – (0.1)%
	Alibaba Group Holding Ltd., (ASE),
160	strike price $120, expires 2/20/15	(400)
	Amazon.com, Inc., (ASE),
105	strike price $385, expires 2/20/15	(19,740)
	Amgen, Inc., (ASE),
230	strike price $170, expires 2/20/15	(3,680)
	Apple, Inc., (ASE),
555	strike price $119, expires 2/20/15	(119,880)
	Boeing Co., (NYSE),
200	strike price $150, expires 3/20/15	(40,000)
	Bristol-Myers Squibb Co., (ASE),
970	strike price $67.50, expires 2/20/15	(7,275)
	Coca-Cola Co., (ASE),
1,440	strike price $44, expires 2/20/15	(14,400)
	Comcast Corp., (ARCX),
485	strike price $57.50, expires 2/20/15	(9,700)

January 31, 2015 | Annual Report 25

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

Contracts		Value
	Costco Wholesale Corp., (ASE),
280	strike price $145, expires 2/20/15	$(32,760)
	Disney (Walt) Co., (ASE),
300	strike price $97.50, expires 2/20/15	(5,700)
	Facebook, Inc., (ASE),
340	strike price $84, expires 2/20/15	(4,420)
	Gilead Sciences, Inc., (ASE),
520	strike price $110, expires 2/20/15	(98,540)
	Home Depot, Inc., (ASE),
440	strike price $111, expires 2/20/15	(11,880)
	Kroger Co., (ASE),
700	strike price $72.50, expires 3/20/15	(59,500)
	Monsanto Co., (ASE),
240	strike price $122, expires 2/20/15	(10,440)
	PepsiCo, Inc., (ASE),
600	strike price $101, expires 2/20/15	(7,200)
	Starbucks Corp., (CBOE),
415	strike price $92.50, expires 3/20/15	(30,710)
	Target Corp., (CBOT),
575	strike price $77.50, expires 3/20/15	(58,650)
	Texas Instruments, Inc., (ASE),
1,175	strike price $56.50, expires 2/20/15	(21,738)
	Union Pacific Corp., (ASE),
175	strike price $126, expires 2/20/15	(4,462)
	Valero Energy Corp., (ASE),
545	strike price $56, expires 2/20/15	(26,705)
Total Call Options Written (premiums received-$671,136)		(587,780)
Total Investments, net of call options written (cost-$679,150,080) – 99.9%		612,437,219
Other assets less other liabilities – 0.1%		696,241
Net Assets – 100.0%		$613,133,460

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(b)	Non-income producing.
(c)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)	Perpetual maturity. The date shown, if any, is the next call date.
(e)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $9,483,513, representing 1.5% of net assets.
(f)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)	In default.
(h)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

26 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

(i)	Transactions in call options written for the year ended January 31, 2015:

	Contracts	Premiums
Options outstanding, January 31, 2014	3,830	$220,497
Options written	58,563	3,149,785
Options terminated in closing transactions	(14,895)	(745,477)
Options expired	(37,048)	(1,953,669)
Options outstanding, January 31, 2015	10,450	$671,136

(j)	Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Value at 1/31/15
Investments in Securities – Assets
Common Stock	$412,067,645	$–	$–	$412,067,645
Convertible Preferred Stock:
Automobiles	–	–	5,464,615	5,464,615
Banks	6,215,000	4,163,250	5,092,875	15,471,125
Energy Equipment & Services	–	–	5,918,770	5,918,770
Food Products	8,381,795	–	5,164,185	13,545,980
Health Care Equipment & Supplies	–	–	3,406,725	3,406,725
Health Care Providers & Services	–	–	6,385,302	6,385,302
Internet Software & Services	–	–	4,518,041	4,518,041
Metals & Mining	1,004,640	2,836,075	–	3,840,715
Multiline Retail	–	–	6,190,580	6,190,580
Oil, Gas & Consumable Fuels	–	3,243,337	4,626,866	7,870,203
Pharmaceuticals	–	–	11,375,023	11,375,023
Semiconductors & Semiconductor Equipment	–	–	9,958,390	9,958,390
Specialty Retail	–	7,100,938	–	7,100,938
Technology Hardware, Storage & Peripherals	–	–	6,704,115	6,704,115
All Other	43,865,457	–	–	43,865,457
Convertible Bonds & Notes	–	41,294,017	–	41,294,017
Warrants	213,761	–	–	213,761
Short-Term Investment	–	7,833,597	–	7,833,597
	471,748,298	66,471,214	74,805,487	613,024,999
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(587,780)	$–	$–	$(587,780)
Totals	$471,160,518	$66,471,214	$74,805,487	$612,437,219

At January 31, 2015, a security valued at $4,163,250 was transferred from Level 1 to Level 2. This transfer was the result of a security with an exchange-traded closing price at January 31, 2014, which was not available at January 31, 2015.

January 31, 2015 | Annual Report 27

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2015, was as follows:

	Beginning Balance 1/31/14	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/15
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$3,604,568	$7,430,204	$(4,521,960)	–	$(1,452,693)	$404,496	–	–	$5,464,615
Banks	5,469,485	6,429,353	(6,343,914)†	–	–	(462,049)	–	–	5,092,875
Biotechnology	4,170,353	–	(4,022,539)	–	622,697	(770,511)	–	–	–
Capital Markets	143,646	–	(735,599)	–	735,599	(143,646)	–	–	–
Computers & Peripherals	3,287,138	2,213,120	(5,714,141)†	–	–	213,883	–	–	–
Energy Equipment & Services	5,235,552	7,034,561	(6,453,390)	–	1,127,509	(1,025,462)	–	–	5,918,770
Food Products	–	5,616,865	–	–	–	(452,680)	–	–	5,164,185
Health Care Equipment & Supplies	–	3,340,805	–	–	–	65,920	–	–	3,406,725
Health Care Providers & Services	–	5,688,595	–	–	–	696,707	–	–	6,385,302
Household Durables	5,724,938	–	(5,846,907)†	–	–	121,969	–	–	–
Insurance	4,310,970	–	(4,479,313)	–	356,502	(188,159)	–	–	–
Internet & Catalog Retail	5,736,202	–	(5,696,806)	–	720,131	(759,527)	–	–	–
Internet Software & Services	–	5,338,280	–	–	–	(820,239)	–	–	4,518,041
Multiline Retail	5,989,572	6,371,840	(6,510,186)	–	345,334	(5,980)	–	–	6,190,580
Oil, Gas & Consumable Fuels	–	5,729,078	–	–	–	(1,102,212)	–	–	4,626,866
Pharmaceuticals	–	11,303,435	(2,152,577)	–	629,270	1,594,895	–	–	11,375,023
Semiconductors & Semiconductor Equipment	–	11,054,366	–	–	–	(1,095,976)	–	–	9,958,390
Technology Hardware, Storage & Peripherals	–	5,593,384	–	–	–	1,110,731	–	–	6,704,115
Totals	$43,672,424	$83,143,886	$(52,477,332)	–	$3,084,349	$(2,617,840)	–	–	$74,805,487

†	Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2015:

	Ending Balance at 1/31/15	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$74,805,487	Third-Party Pricing Vendor	Single Broker Quote	$15.09 – $718.94

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2015 was $(1,820,635). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

28 Annual Report | January 31, 2015

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2015 (continued)

(k)	The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at January 31, 2015:

Location	Market Price
Liability derivatives:
Call options written, at value	$(587,780)

The effect of derivatives on the Fund’s Statement of Operations for the year ended January 31, 2015:

Location	Market Price
Net realized loss on:
Call options written	$(1,023,523)
Net change in unrealized appreciation/depreciation of:
Call options written	$3,434

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended January 31, 2015 was 6,881 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ARCX	-	New York Stock Exchange Arca
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange
CBOT	-	Chicago Board of Trade
NYSE	-	New York Stock Exchange
REIT	-	Real Estate Investment Trust

January 31, 2015 | Annual Report 29

Statements of Assets and Liabilities

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2015

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Assets:
Investments, at value (cost-$1,566,824,306 and $679,821,216, respectively)	$1,613,356,299	$613,024,999
Dividends and interest receivable	4,762,804	1,627,360
Receivable for investments sold	3,231,791	6,050,131
Prepaid expenses	17,367	7,828
Total Assets	1,621,368,261	620,710,318

Liabilities:
Payable for investments purchased	6,872,407	5,967,257
Call options written, at value (premiums received-$11,609,448 and $671,136, respectively)	6,065,041	587,780
Investment management fees payable	1,251,004	528,660
Accrued expenses	461,701	493,161
Total Liabilities	14,650,153	7,576,858
Net Assets	$1,606,718,108	$613,133,460

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,801,581 and 27,708,965 shares issued and outstanding, respectively)	$948	$277
Paid-in-capital in excess of par	1,762,897,809	672,003,652
Dividends in excess of net investment income	(4,097,116)	(1,299,443)
Accumulated net realized gain (loss)	(204,159,933)	9,147,775
Net unrealized appreciation/depreciation	52,076,400	(66,718,801)
Net Assets	$1,606,718,108	$613,133,460
Net Asset Value Per Share	$16.95	$22.13

30 Annual Report | January 31, 2015 | See accompanying Notes to Financial Statements

Statements of Operations

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

Year ended January 31, 2015

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Investment Income:
Dividends (net of foreign withholding taxes of $1,218,237 and $5,527, respectively)	$46,139,477	$19,175,578
Interest	8,419,220	2,633,181
Miscellaneous	148,243	–
Total Investment Income	54,706,940	21,808,759

Expenses:
Investment management	15,567,705	6,296,394
Custodian and accounting agent	333,410	124,824
Dividend	158,589	–
Audit and tax services	99,798	86,832
New York Stock Exchange listing	87,907	40,165
Shareholder communications	76,280	55,185
Legal	70,115	87,748
Trustees’	66,004	33,560
Insurance	43,445	17,802
Transfer agent	25,517	26,437
Proxy	11,318	4,086
Excise tax	–	307,024
Miscellaneous	60,046	7,112
Total Expenses	16,600,134	7,087,169

Net Investment Income	38,106,806	14,721,590

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,455,711	38,701,633
Call options written	(12,614,618)	(1,023,523)
Foreign currency transactions	–	143
Payment from affiliate (See Note 7)	1,272,737	15,346
Net change in unrealized appreciation/depreciation of:
Investments	12,225,173	(6,489,197)
Call options written	(996,523)	3,434
Foreign currency transactions	–	(5,807)
Net realized and change in unrealized gain	14,342,480	31,202,029
Net Increase in Net Assets Resulting from Investment Operations	$52,449,286	$45,923,619

See accompanying Notes to Financial Statements | January 31, 2015 | Annual Report 31

Statements of Changes in Net Assets

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

Dividend, Interest & Premium Strategy:

	Year ended January 31,
	2015	2014
Investment Operations:
Net investment income	$38,106,806	$46,222,619
Net realized gain (loss)	3,113,830	(22,095,660)
Net change in unrealized appreciation/depreciation	11,228,650	172,847,005
Net increase in net assets resulting from investment operations	52,449,286	196,973,964

Dividends and Distributions to Shareholders from:
Net investment income	(61,282,650)	(51,191,451)
Return of capital	(109,047,821)	(118,952,335)
Total dividends and distributions to shareholders	(170,330,471)	(170,143,786)

Capital Share Transactions:
Reinvestment of dividends	5,110,549	–
Total increase (decrease) in net assets	(112,770,636)	26,830,178

Net Assets:
Beginning of year	1,719,488,744	1,692,658,566
End of year*	$1,606,718,108	$1,719,488,744
*Including dividends in excess of net investment income of:	$(4,097,116)	$(4,327,378)
Shares Issued in Reinvestment of Dividends and Distributions	277,256	–

Equity & Convertible Income:

	Year ended January 31,
	2015	2014
Investment Operations:
Net investment income	$14,721,590	$11,370,766
Net realized gain	37,693,599	23,492,958
Net change in unrealized appreciation/depreciation	(6,491,570)	32,887,910
Net increase in net assets resulting from investment operations	45,923,619	67,751,634

Dividends and Distributions to Shareholders from:
Net investment income	(17,371,298)	(20,570,690)
Net realized gains	(19,204,536)	(9,763,007)
Total dividends and distributions to shareholders	(36,575,834)	(30,333,697)

Capital Share Transactions:
Issued in reorganization (Note 8)	–	117,984,152
Total increase in net assets	9,347,785	155,402,089

Net Assets:
Beginning of year	603,785,675	448,383,586
End of year*	$613,133,460	$603,785,675
* Including dividends in excess of net investment income of:	$(1,299,443)	$(1,527,062)

32 Annual Report | January 31, 2015 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Equity & Convertible Income Fund

Year ended January 31, 2015

Increase/Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$45,923,619

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(394,878,100)
Proceeds from sales of long-term investments	391,263,014
Sales of short-term investments, net	38,234,652
Increase in receivable for investments sold	(6,050,131)
Net amortization/accretion on investments	(668,441)
Net realized gain	(37,693,599)
Decrease in payable for investments purchased	(5,396,624)
Proceeds from sale of written options	3,149,785
Payments to cover written options	(3,722,669)
Net change in unrealized appreciation/depreciation	6,491,570
Increase in dividends and interest receivable	(207,492)
Decrease in prepaid expenses	535
Increase in accrued expenses	38,328
Increase in investment management fees payable	91,387
Net cash provided by operating activities	36,575,834

Cash Flows used for Financing Activities:
Dividends and distributions to shareholders	(36,575,834)

Net increase/decrease in cash and foreign currency	–

Cash and Foreign Currency
Beginning of year	–
End of year	$–

* A Statement of Cash Flows is not required for Dividend, Interest & Premium Strategy.

See accompanying Notes to Financial Statements | January 31, 2015 | Annual Report 33

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) and AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on August 20, 2003 and December 12, 2006, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on February 28, 2005 and February 27, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2014, the FASB issued an Accounting Standards Update (“ASU”) that expands

34 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies (continued)

secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available, and has delegated primary responsibility for applying the valuation methods to the Investment Manager and to NFJ Investment Group LLC (“NFJ”) and Allianz Global Investors Capital U.S. LLC (“AllianzGI U.S.”) (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”), affiliates of the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If a Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information

January 31, 2015 | Annual Report 35

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies (continued)

including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

¡	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
¡

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

¡

Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended January 31, 2015 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

36 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies (continued)

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Payments received on synthetic convertible securities are generally included in dividends. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified

January 31, 2015 | Annual Report 37

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies (continued)

as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Funds declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but

38 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

1. Organization and Significant Accounting Policies (continued)

typically still less than that of the underlying stock.

(g) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(h) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. There were no open short sales at January 31, 2015.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. This risk may be particularly acute in the current market environment because market interest rates are currently at historically low levels. As nominal interest rates rise, the values of certain fixed

January 31, 2015 | Annual Report 39

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

2. Principal Risks (continued)

income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

40 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

2. Principal Risks (continued)

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

4. Investment Manager/Sub-Advisers

Each Fund has an Investment Management Agreement (each an “Agreement”) with

January 31, 2015 | Annual Report 41

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

4. Investment Manager/Sub-Advisers (continued)

the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of its average daily total managed assets. Pursuant to its Agreement, Equity & Convertible Income pays the Investment Manager an annual fee, payable monthly, at the annual rate of 1.00% of its average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing any borrowings).

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ manages the equity component of the Fund and AllianzGI U.S. manages the convertible and index option strategy components of the Fund. AllianzGI U.S. serves as the sole sub-adviser to Equity & Convertible Income. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

5. Investments in Securities

For the year ended January 31, 2015, purchases and sales of investments, other than short-term securities were:

	Dividend, Interest & Premium Strategy	Equity & Convertible Income
Purchases	$783,488,098	$394,878,100
Sales	844,193,113	390,202,110

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2015				Year ended January 31, 2014
	Ordinary Income (1)	15% Long- Term Capital Gain	25% Long- Term Capital Gain	Return of Capital	Ordinary Income (1)	15% Long- Term Capital Gain	Return of Capital
Dividend, Interest & Premium Strategy	$61,282,650	$–	$–	$109,047,821	$51,191,451	$–	$118,952,335
Equity & Convertible Income	36,575,834	–	–	–	30,333,697	–	–

(1)  Includes short-term capital gains, if any.

42 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

January 31, 2015

6. Income Tax Information (continued)

At January 31, 2015, the components of distributable earnings were as follows.

	Ordinary	15% Long-Term	25% Long-Term	Capital Loss		Post-October Capital (Gain) Loss (3)
	Income	Capital Gain	Capital Gain	Carryforwards (2)		Short-Term	Long-Term
Dividend, Interest & Premium Strategy	–	–	–	$157,410,348		$(6,903,773)	$39,067,567
Equity & Convertible Income	$20,272,287	$9,713,546	$32,609	20,502,405	*	–	–

*	Subject to limitations under IRC Sections 381-384 due to the merger with AllianzGI Global Equity & Convertible Income Fund (NGZ).
(2)

Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)	Capital gains and losses realized during the period November 1, 2014 through January 31, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2015, capital loss carryforward amounts were:

		No Expiration (4)
	2018	Short-Term	Long-Term
Dividend, Interest & Premium Strategy	$157,410,348	–	–
Equity & Convertible Income	–	–	$20,502,405

(4)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2015, the Funds utilized capital loss carryforwards as follows:

		Post-Enactment Utilized
	Pre-Enactment Utilized	Short-Term	Long-Term
Dividend, Interest & Premium Strategy	$20,796,199	–	$12,031,103
Equity & Convertible Income	–	–	3,678,130

January 31, 2015 | Annual Report 43

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2015

6. Income Tax Information (continued)

For the year ended January 31, 2015, permanent “book/tax” adjustments were:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Dividend, Interest & Premium Strategy (a)(b)(c)(d)	$23,406,106	$(2,609,907)	$(20,796,199)
Equity & Convertible Income (a)(b)(d)(e)(f)	2,877,327	(2,570,303)	(307,024)

These permanent “book-tax” differences were primarily attributable to:

(a) Reclassification of contingent debt

(b) Treatment of convertible securities

(c) Taxable overdistributions

(d) Section 305 sales adjustment

(e) Reclassification of non-deductible expenses

(f) Reclassification of FX options gain (loss)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2015, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Appreciation (Depreciation)
Dividend, Interest & Premium Strategy	$1,580,491,849	$164,516,210	$131,651,760	$32,864,450
Equity & Convertible Income	681,361,340	34,177,254	102,513,595	(68,336,341)

(5)	Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals and Section 305 adjustments.

7. Payment from Affiliate

During the year ended January 31, 2015, AllianzGI U.S. reimbursed Dividend, Interest & Premium Strategy and Equity & Convertible Income $1,272,737 and $15,346 (of which $4,775 pertained to AllianzGI Global Equity & Convertible Income Fund), respectively, for realized losses resulting from trading errors.

8. Reorganization

On September 24, 2013, the Boards of Trustees of Equity & Convertible Income (“NIE”) and AllianzGI Global Equity & Convertible Income Fund (“NGZ”) approved the reorganization of NGZ into NIE, pursuant to which NIE would continue as the surviving fund (the “Reorganization”). At a shareholder meeting on January 14, 2014, shareholders of each of NIE and NGZ approved the Reorganization, and shareholders of NIE approved the issuance of additional shares of NIE in connection with the Reorganization.

44 Annual Report | January 31, 2015

Notes to Financial Statements

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

AllianzGI Equity & Convertible Income Fund

January 31, 2015

8. Reorganization (continued)

Prior to the opening of business on January 27, 2014, NIE acquired all assets and liabilities of NGZ. The effect of the transaction was to combine two funds managed by the Investment Manager, and sub-advised by Allianz Global Investors, with comparable investment objectives and strategies. The Reorganization was accomplished by a tax-free exchange of shares of NGZ, valued at $117,984,152 in total, for shares of NIE as follows:

Fund	NAV/Share	Conversion ($) Ratio	Shares Issued
AllianzGI Equity & Convertible Income Fund (NIE)	$21.82961	N/A	5,404,776
AllianzGI Global Equity & Convertible Income Fund (NGZ)	$16.80705	0.76991984	N/A

Pursuant to the Reorganization, each shareholder of NGZ received shares of NIE in an amount equal to the aggregate NAV of such shareholder’s shares of NGZ, as determined at the close of business on January 24, 2014. Cash was distributed for any fractional shares.

The investment portfolio of NGZ, with a market value of $79,732,908 and identified cost of $91,487,651 at January 24, 2014, was the principal assets acquired by NIE. For financial reporting purposes, assets received and shares issued by NIE were recorded at net asset value; however, the cost basis of the investments received from NGZ was carried forward to align ongoing reporting of NIE’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, NIE’s net assets were $486,891,792. NGZ’s unrealized depreciation at the reorganization date was $11,754,743.

9. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 6, 2015 the following quarterly distributions were declared to shareholders, payable March 27, 2015 to shareholders of record on March 16, 2015:

Dividend, Interest & Premium Strategy	$0.45 per share
Equity & Convertible Income	$0.38 per share

There were no other subsequent events identified that require recognition or disclosure.

January 31, 2015 | Annual Report 45

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$18.19	$17.91		$18.06	$19.12	$17.30
Investment Operations:
Net investment income	0.41	0.49		0.53	0.52	0.64
Net realized and change in unrealized gain	0.15	1.59		1.12	0.22	2.08
Total from investment operations	0.56	2.08		1.65	0.74	2.72
Dividends and Distributions to Shareholders from:
Net investment income	(0.65)	(0.54)		(0.67)	(0.56)	(0.90)
Net realized gains	–	–		–	(0.85)	–
Return of capital	(1.15)	(1.26)		(1.13)	(0.39)	–
Total dividends and distributions to shareholders	(1.80)	(1.80)		(1.80)	(1.80)	(0.90)
Net asset value, end of year	$16.95 (1)	$18.19		$17.91	$18.06	$19.12
Market price, end of year	$15.88	$17.86		$16.65	$17.30	$17.60
Total Investment Return (2)	(1.75)%	18.83%		6.83%	9.07%	28.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,606,718	$1,719,489		$1,692,659	$1,706,770	$1,807,672
Ratio of expenses to average net assets	0.96%	0.94	%(3)	0.97%	0.97%	0.97%
Ratio of net investment income to average net assets	2.20%	2.69	%(3)	2.97%	2.83%	3.54%
Portfolio turnover rate	47%	48%		46%	50%	65%

(1)	Payment from affiliate increased the net asset value by $0.02.
(2)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Inclusive of reimbursement from Investment Manager of 0.02%.

46 Annual Report | January 31, 2015 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended January 31,
	2015	2014		2013	2012	2011
Net asset value, beginning of year	$21.79	$20.10		$19.28	$20.28	$17.58
Investment Operations:
Net investment income	0.53	0.56		0.39	0.36	0.40
Net realized and change in unrealized gain (loss)	1.13	2.49		1.55	(0.24)	3.42
Total from investment operations	1.66	3.05		1.94	0.12	3.82
Dividends and Distributions to Shareholders from:
Net investment income	(0.63)	(0.92)		(0.28)	(0.46)	(0.41)
Net realized gains	(0.69)	(0.44)		(0.84)	(0.66)	(0.71)
Total dividends and distributions to shareholders	(1.32)	(1.36)		(1.12)	(1.12)	(1.12)
Net asset value, end of year	$22.13 (1)	$21.79		$20.10	$19.28	$20.28
Market price, end of year	$20.01	$18.73		$17.91	$17.22	$19.30
Total Investment Return (2)	14.07%	12.35%		10.92%	(4.85)%	30.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$613,133	$603,786		$448,384	$430,095	$452,406
Ratio of expenses to average net assets	1.13%	1.09	%(3)	1.09%	1.08%	1.10%
Ratio of net investment income to average net assets	2.34%	2.39	%(3)	2.06%	1.87%	2.16%
Portfolio turnover rate	63%	82%		122%	118%	168%

(1)	Payment from affiliate increased the net asset value by less than $0.01.
(2)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)	Inclusive of reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | January 31, 2015 | Annual Report 47

Report of Independent Registered Public Accounting Firm

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

To the Shareholders and Board of Trustees of
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund (the “Funds”) at January 31, 2015, the results of each of their operations and its cash flows (AllianzGI Equity & Convertible Income Fund only) for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 25, 2015

48 Annual Report | January 31, 2015

Tax Information (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2015, are designated as “qualified dividend income” (or the maximum amount allowable):

Dividend, Interest & Premium Strategy	100%
Equity & Convertible Income	48.55%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2015, that qualify for the corporate dividend received deduction is set below (or the maximum amount allowable):

Dividend, Interest & Premium Strategy	85.30%
Equity & Convertible Income	48.14%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2015. In January 2016, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2015. The amount that will be reported will be the amount to use on the shareholders’ 2015 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2015. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

January 31, 2015 | Annual Report 49

Annual Shareholder Meeting Results/Changes to Board of Trustees (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Annual Shareholder Meeting Results:

The Funds held their meeting of shareholders on July 17, 2014. Shareholders voted as indicated below:

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Alan Rappaport – Class III to serve until the annual meeting for the 2017-2018 fiscal year	83,237,097	1,672,738

Re-election of John C. Maney† – Class III to serve until the annual meeting for the 2017-2018 fiscal year	83,246,744	1,663,091

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, James A. Jacobson, Bradford K. Gallagher, and William B. Ogden, IV continued to serve as Trustees of the Fund.

†  Interested Trustee

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2017-2018 fiscal year	22,666,214	2,214,678

Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2017-2018 fiscal year	22,679,440	2,201,452

Re-election of Alan Rappaport – Class I to serve until the annual meeting for the 2017-2018 fiscal year	22,681,801	2,199,091

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson and John C. Maney† continued to serve as Trustees of the Fund.

†  Interested Trustee

Changes to Boards of Trustees:

Effective December 17, 2014, Susan M. King became a Class III Trustee of Equity & Convertible Income Fund and a Class II Trustee of Dividend, Interest & Premium Strategy Fund. Ms. King is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to her position with Allianz Global Investors U.S. LLC.

Effective December 17, 2014, Julian Sluyters became a Class II Trustee of Equity & Convertible Income Fund and a Class I Trustee of Dividend, Interest & Premium Strategy Fund. Mr. Sluyters is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective December 17, 2014, John C. Maney resigned as Trustee of each Fund.

50 Annual Report | January 31, 2015

Proxy Voting Policies & Procedures (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

January 31, 2015 | Annual Report 51

Privacy Policy (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Privacy Policy:

Effective Date: March 2015

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services

52 Annual Report | January 31, 2015

Privacy Policy (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to

January 31, 2015 | Annual Report 53

Privacy Policy (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at privacyus@allianzgi.com.

54 Annual Report | January 31, 2015

Dividend Reinvestment Plan (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price

January 31, 2015 | Annual Report 55

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

56 Annual Report | January 31, 2015

Board of Trustees (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds,

Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees

Trustee since: 2005 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 – NFJ/ 2017-2018 – NIE fiscal year.

Trustee/Director of 92 funds in Fund Complex;

Trustee/Director of no funds outside the Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016-2017 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2016- 2017 fiscal year.

Trustee/Director of 92 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Commonfund (2005-2014); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders the 2016-2017 – NFJ/ 2015-2016 – NIE fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of 18 funds in Alpine Mutual Funds Complex

Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

January 31, 2015 | Annual Report 57

Board of Trustees (unaudited) (continued)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds,

Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Susan M. King†

Year of Birth: 1963

Trustee since: 2014

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 67 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Chief Marketing Officer, Allianz Global Investors U.S. LLC (since 2013). Formerly, Global Head of Marketing for Morgan Stanley Investment Management (2011-2013). Formerly, Consultant (self-employed) (2009-2011). Formerly, Head of US Distribution Marketing for Legg Mason (2005-2009).

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006 – NFJ/ 2007 – NIE

Term of office: Expected to stand for re-election at annual meeting of shareholders the 2015-2016 – NFJ/ 2017-2018 – NIE fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2017-2018 fiscal year.

Trustee/Director of 92 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007); Director, Victory Capital Holdings, Inc., an asset management firm (since 2013).

Julian Sluyters †

Year of Birth: 1960

Trustee since: 2014

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015 – 2016 fiscal year.

Trustee/Director of 67 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 64 funds in the Fund Complex. Trustee of 64 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

† “Interested Person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his or her positions, set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

58 Annual Report | January 31, 2015

Fund Officers (unaudited)

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
AllianzGI Equity & Convertible Income Fund

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014

Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 64 funds in the Fund Complex. Trustee of 64 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2005 – NFJ/2007 – NIE

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 61 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2005 – NFJ/2007 – NIE

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 67 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 67 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 67 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 67 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – NFJ/2007 – NIE	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 67 funds in the Fund Complex.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

January 31, 2015 | Annual Report 59

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60 Annual Report | January 31, 2015

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Advisors
William B. Ogden, IV	Allianz Global Investors U.S. LLC
Alan Rappaport	1633 Broadway
Susan M. King	New York, NY, 10019
Julian Sluyters
NFJ Investment Group LLC
Fund Officers	2100 Ross Avenue, Suite 700
Julian Sluyters	Dallas, TX 75201
President & Chief Executive Officer
Lawrence G. Altadonna	Custodian & Accounting Agent
Treasurer, Principal Financial & Accounting Officer	Brown Brothers Harriman & Co.
Thomas J. Fuccillo	50 Post Office Square
Vice President, Secretary & Chief Legal Officer	Boston, MA 02110
Scott Whisten
Assistant Treasurer	Transfer Agent, Dividend Paying Agent and Registrar
Orhan Dzemaili	American Stock Transfer & Trust Company, LLC
Assistant Treasurer	6201 15th Avenue
Richard J. Cochran	Brooklyn, NY 11219
Assistant Treasurer
Thomas L. Harter	Independent Registered Public Accounting Firm
Chief Compliance Officer	PricewaterhouseCoopers LLP
Lagan Srivastava	300 Madison Avenue
Assistant Secretary	New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI NFJ Dividend, Interest & Premium Strategy Fund and AllianzGI Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2015-02-03-11512

Allianz Global Investors Distributors LLC	AZ601AR_013115

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,000 in 2014 and $61,800 in 2015.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $14,160 in 2014 and $14,580 in 2015. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Equity & Convertible Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2014 Reporting Period was $4,768,496 and the 2015 Reporting Period was $4,140,416.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCortis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.                 DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting the proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI US may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-US securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-US issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-US issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-US person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8.                 PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 2, 2015, the following individual has primary responsibility for the day-to-day implementation of the AllianzGI Equity & Convertible Income Fund (“NIE” or the “Fund”):

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer, Fixed Income US

Mr. Forsyth is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s Convertible strategy in 1998. In addition to management responsibility for institutional clients worldwide, Mr. Forsyth supervises multiple open-end and closed-end mutual funds. He has 22 years of investment-industry experience and was previously an analyst at AEGON USA. Mr. Forsyth has a B.B.A. from the University of Iowa and is a CFA charterholder.

Justin Kass, CFA
Managing Director, Portfolio Manager

Mr. Kass is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team and was previously an intern on the team, adding significant depth to their proprietary Upgrade Alert Model. He has 16 years of investment-industry experience and previously worked at Universal Studios, Ocean Realty and the Center for Cooperatives. Mr. Kass has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA charterholder.

Michael E. Yee

Director, Portfolio Manager

Mr. Yee is a portfolio manager and director with Allianz Global Investors, which he joined in 1995. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Yee was previously an analyst for the Global and Systematic team; he also worked in global and domestic portfolio administration and in client service. He has 20 years of investment-industry experience. Mr. Yee was previously a financial consultant for Priority One Financial/Liberty Foundation. He has a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University.

ALLIANZGI US

(a) (2)

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2015 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts			Other Pooled
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Douglas G. Forsyth, CFA	7	9,796.7	24	4,907.3	*	14	20,148.4
Justin Kass, CFA	4	7,131.9	17	3,395.1	**	11	19,904.7
Michael E. Yee	1	2,731.6	17	3,395.1	**	11	19,904.7

*Of these Other Accounts, five accounts totaling $1.6 billion in assets pay an advisory fee that is based on the performance of the accounts.

**Of these Other Accounts, one account totaling $249.4  million in assets pay an advisory fee that is based on the performance of the account.

AllianzGI U.S.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Portfolio may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI U.S. believes are faced by investment professionals at most major financial firms.

AllianzGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI U.S. considers the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts, AllianzGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Portfolio or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a   security that is likely to increase in value to a favored account. AllianzGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Portfolio and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Portfolio. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or  sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a   strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Portfolio. In addition to executing trades, some brokers and dealers provide AllianzGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Portfolio’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other   accounts. In addition, a Portfolio’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI U.S.’s investment personnel, including each Portfolio’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI U.S.’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Portfolios. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen, portfolio managers of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI U.S.

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is

Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner.

AllianzGI U.S. has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI

U.S. has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21, L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI U.S. client accounts including, among others, the AllianzGI Technology Fund, a series of Allianz Funds.

AllianzGI U.S. and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI U.S.’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI U.S. or one of its affiliates serves as investment manager or investment adviser. AllianzGI U.S. also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI U.S., certain of its affiliates, and Pallas all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI U.S. and certain of its affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI U.S.’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI U.S. on behalf of AllianzGI U.S.’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI U.S.’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI U.S. and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI U.S. has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

(a) (3)

As of January 31, 2015 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI U.S. also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI U.S.’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI U.S.-affiliated offices worldwide who are “associated persons” of AllianzGI U.S. and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI U.S.-affiliated company that employs such a portfolio manager. In such cases, AllianzGI U.S. compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI U.S. on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI U.S. Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI U.S.’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2015.

AllianzGI Equity & Convertible Income Fund

PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	None
Michael Yee	$10,001 - $50,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Equity & Convertible Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 2, 2015

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 2, 2015